UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/13/2013

REALTY INCOME CORP
(Exact name of registrant as specified in its charter)

Commission File Number:  1-13374

Maryland	33-0580106
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

600 La Terraza Blvd.
Escondido, CA 92025-3873
(Address of principal executive offices, including zip code)

760-741-2111
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 13, 2013, the Board of Directors (the "Board") of Realty Income Corporation (the "Company") approved and adopted an amendment (the "Amendment") to the Company's Amended and Restated Bylaws, as amended (the "Bylaws"). The Bylaws were amended to provide that the Board shall have seven directors. The Amendment took effect March 13, 2013.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached as Exhibit 3.1 and incorporated by reference.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

3.1 Amendment to Amended and Restated Bylaws of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALTY INCOME CORP

Date: March 13, 2013	By:	/s/ MICHAEL R. PFEIFFER
Michael R. Pfeiffer
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
EX-3.1	Amendment to Amended and Restated Bylaws of the Company.